UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 10, 2012

AVNET, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona		85034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-643-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2012, Avnet, Inc. (the "Company") announced that Kevin Moriarty has been appointed as the Company’s Chief Financial Officer, effective January 2, 2013. Prior to joining the Company, Mr. Moriarty held various positions with Honeywell International, Inc., including serving as Vice President and Chief Financial Officer of Honeywell Aerospace from 2009 to 2012, and as Vice President and Chief Financial Officer of Honeywell Performance Materials and Technologies from 2008 to 2009.

In connection with his appointment as Chief Financial Officer, Mr. Moriarty entered into a letter agreement with the Company providing for an annual salary of $500,000 and participation in the Company’s cash incentive program, with an initial target incentive of $200,000 for the second half of fiscal year 2013 (January 2, 2013 – June 29, 2013). Mr. Moriarty will be eligible for the same benefits provided to other similarly situated employees including participation in the Company’s long-term incentive plan. He will receive a one-time cash signing bonus of $680,000, $400,000 of which is payable within 30 days of his start date and $280,000 of which is payable as of his one year anniversary with the Company. Mr. Moriarty will receive 25,000 shares of restricted stock units, which vest ratably over three years beginning on January 2, 2014, and 68,000 stock options, which vest ratably over four years beginning on January 2, 2014. He will also receive performance share units, targeted at 8,500 units, which vest upon the three-year performance cycle covering fiscal years 2013, 2014 and 2015. The letter agreement also contains provisions dealing with termination with or without cause and for good reason.

The foregoing description of Mr. Moriarty’s letter agreement is qualified in its entirety by reference to the agreement, which is filed as Exhibit 10.1 hereto, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number Description
10.1 Letter Agreement by and between Kevin Moriarty and the Company
99.1 Press release dated December 10, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVNET, INC.

December 10, 2012	By:	/s/ Raymond Sadowski

Name: Raymond Sadowski
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement by and between Kevin Moriarty and the Company
99.1	Press release dated December 10, 2012